UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2011

Hercules Technology Growth Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00702	74-3113410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of Principal Executive Offices)	(Zip Code)

(650) 289-3060

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 1, 2011, Hercules Technology Growth Capital, Inc., a Maryland corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 38,221,898 shares of the Company’s common stock. The following matters were submitted at the Annual Meeting to the stockholders for consideration:

1.	To elect two directors of the Company nominated by the Company’s Board of Directors (the “Board”) and named in this proxy statement who will serve for three years or until their successors are elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

3.	To vote on an advisory vote on executive compensation;

4.	To vote on an advisory vote on the frequency of the executive compensation advisory vote;

5.	To approve a proposal to authorize the Company, with the approval of the Board, to sell or otherwise issue up to 20% of the Company’s outstanding common stock at a price below the Company’s then current net asset value per share (“NAV”);

6.	To approve a proposal to authorize the Company, with the approval of the Board, to offer and issue debt with warrants or debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below the Company’s then current NAV; and

7.	To approve an amendment to the Company’s 2004 Equity Incentive Plan to increase the number of shares authorized for issuance.

Robert Badavas and Joseph Chow were elected to serve as Class I Directors until the 2014 annual meeting of stockholders, or until their successors are elected and qualified, and proposals 2, 3, 4, 5, 6 and 7 were approved by the Company’s stockholders. The detailed final voting results of the shares voted with regard to each of these matters are as follows:

1.	Election of Class I directors:

	For:	Withheld:	Broker Non-Vote
Robert Badavas	27,464,175	1,543,277	9,214,446
Joseph Chow	27,482,030	1,525,421	9,214,447

Continuing directors are as follows: Allyn C. Woodward, Jr. and Manuel A. Henriquez.

2.	Ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

For	Against	Abstain
38,044,465	90,541	86,891

3.	Vote on an advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Vote
24,265,735	4,583,338	158,367	9,214,457

4.	Vote on an advisory vote on the frequency of the executive compensation advisory vote:

For One Year	For Two Years	For Three Years	Abstain	Broker Non-Vote
25,239,434	245,976	3,379,141	142,888	9,214,459

5.	Approve a proposal to authorize the Company, with the approval of the Board, to sell or otherwise issue up to 20% of the Company’s outstanding common stock at a price below the Company’s then current net asset value per share:

Vote With Affiliate Shares:

For	Against	Abstain	Broker Non-Vote
27,134,162	1,760,627	112,652	9,214,456

Vote Without Affiliate Shares:

For	Against	Abstain	Broker Non-Vote
24,975,304	1,732,242	107,650	9,214,456

6.	To approve a proposal to authorize the Company, with the approval of the Board, to offer and issue debt with warrants or debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below the Company’s then current NAV; and

For	Against	Abstain	Broker-Non Vote
27,409,916	1,470,349	127,177	9,214,455

7.	To approve an amendment to the Company’s 2004 Equity Incentive Plan to increase the number of shares authorized for issuance.

For	Against	Abstain	Broker-Non Vote
20,525,214	8,373,262	108,968	9,214,453

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hercules Technology Growth Capital, Inc.

Date: June 3, 2011	By:	/s/ Scott Harvey
Scott Harvey
Chief Legal Officer